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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the incorporation by reference in this Registration Statement of Pacific Crest Capital, Inc. on Form S-8 of our report dated January 30, 2003 (March 20, 2003 as to Note 27), appearing in the Annual Report on Form 10-K of Pacific Crest Capital, Inc. for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Los Angeles, California
November 25, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS